Exhibit 99.1

Press Release

For Immediate Release

Las Vegas Sands Reports
Second Quarter 2020 Results
For the quarter ended June 30, 2020
(Compared to the quarter ended June 30, 2019)

- Early Stages of Recovery Now Underway in each of our Markets
- Greatest Priorities Remain the Safety and Security of Team Members and Guests and Support for Local Communities in Macao, Singapore and Las Vegas
- The Company will Continue Capital Expenditure Programs in both Macao and Singapore
- Strong Balance Sheet Positions the Company Well to Invest in Future Growth Opportunities

LAS VEGAS, NV, July 22, 2020 - Las Vegas Sands Corp. (NYSE: LVS), the world’s leading developer and operator of convention-based Integrated Resorts, today reported financial results for the quarter ended June 30, 2020.

“I am pleased to say that the early stages of the recovery process from the Covid-19 pandemic in each of our markets is now underway,” said Sheldon G. Adelson, chairman and chief executive officer. “Our greatest priority during this period of the recovery remains our deep commitment to supporting our team members and to helping those in need in each of our local communities of Macao, Singapore and Las Vegas.

We remain optimistic about an eventual recovery of travel and tourism spending across our markets, as well as our future growth prospects. We are fortunate that our financial strength will enable us to continue to execute our previously announced capital expenditure programs in both Macao and Singapore, while continuing to pursue growth opportunities in new markets.”

Net revenue was $98 million, a decrease of 97.1% from the prior year quarter. Operating loss was $922 million, compared to operating income of $894 million in the prior year quarter. Net loss in the second quarter of 2020 was $985 million, compared to net income of $1.11 billion in the second quarter of 2019. Consolidated adjusted property EBITDA was $(547) million, compared to $1.27 billion in the prior year quarter.

Sands China Ltd. Consolidated Financial Results
On a GAAP basis, total net revenues for SCL decreased 98.1%, compared to the second quarter of 2019, to $40 million. Net loss for SCL was $549 million, compared to net income of $511 million in the second quarter of 2019.

Other Factors Affecting Earnings
Interest expense, net of amounts capitalized, was $118 million for the second quarter of 2020, compared to $143 million in the prior-year quarter. The decrease resulted from our weighted average borrowing cost in the second quarter of 2020 decreasing to 3.6%, compared to 4.7% during the second quarter of 2019 due to the impact of the interest rate swap hedges on $5.50 billion of our SCL Senior Notes.

Our income tax benefit for the second quarter of 2020 was $54 million, compared to an income tax expense of $236 million in the prior year quarter. The income tax benefit for the second quarter of 2020 was primarily driven by pre-tax losses experienced in the second quarter of 2020 by our U.S. and Singapore operations.

Balance Sheet Items
Unrestricted cash balances as of June 30, 2020 were $3.02 billion.

The company has access to $3.94 billion available for borrowing under our U.S., SCL and Singapore revolving credit facilities, net of outstanding letters of credit.

As of June 30, 2020, total debt outstanding, excluding finance leases, was $13.82 billion.

Capital Expenditures
Capital expenditures during the second quarter totaled $382 million, including construction, development and maintenance activities of $337 million in Macao, $30 million in Las Vegas and $15 million at Marina Bay Sands.

###

Conference Call Information
The company will host a conference call to discuss the company’s results on Wednesday, July 22, 2020 at 1:30 p.m. Pacific Time. Interested parties may listen to the conference call through a webcast available on the company’s website at www.sands.com.

About Las Vegas Sands Corp. (NYSE: LVS)
Las Vegas Sands is the world’s pre-eminent developer and operator of world-class Integrated Resorts. We deliver unrivaled economic benefits to the communities in which we operate.

Sands created the meetings, incentives, convention and exhibition (MICE)-based Integrated Resort. Our industry-leading Integrated Resorts provide substantial contributions to our host communities including growth in leisure and business tourism, sustained job creation and ongoing financial opportunities for local small and medium-sized businesses.

Our properties include The Venetian Resort and Sands Expo in Las Vegas and the iconic Marina Bay Sands in Singapore. Through majority ownership in Sands China Ltd., we have developed the largest portfolio of properties on the Cotai Strip in Macao, including The Venetian Macao, The Plaza and Four Seasons Hotel Macao, Sands Cotai Central and The Parisian Macao, as well as the Sands Macao on the Macao Peninsula.

Sands is dedicated to being a good corporate citizen, anchored by the core tenets of serving people, planet and communities. We deliver a great working environment for our team members worldwide, drive social impact through the Sands Cares charitable giving and community engagement program and lead in environmental performance through the award-winning Sands ECO360 global sustainability program. To learn more, please visit www.sands.com.

Forward-Looking Statements
This press release contains forward-looking statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the company’s control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the uncertainty of the extent, duration and effects of the COVID-19 pandemic and the response of governments, including government-mandated property closures or travel restrictions, and other third parties on our business, results of operations, cash flows, liquidity and development prospects, general economic conditions, disruptions or reductions in travel, as well as in our operations, due to natural or man-made disasters, pandemics, epidemics, or outbreaks of infectious or contagious diseases, our ability to invest in future growth opportunities, execute our previously announced capital expenditure programs in both Macao and Singapore, and produce future returns, new development, construction and ventures, government regulation, risks relating to our gaming licenses and subconcession, our subsidiaries’ ability to make distribution payments to us, substantial leverage and debt service, fluctuations in currency exchange rates and interest rates, gaming promoters, competition, tax law changes, transportation infrastructure in Macao, political instability, civil unrest, terrorist acts or war, legalization of gaming, insurance, and other factors detailed in the reports filed by Las Vegas Sands Corp. with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Las Vegas Sands Corp. assumes no obligation to update such information.

Contacts:

Investment Community:
Daniel Briggs
(702) 414-1221

Media:
Ron Reese
(702) 414-3607

Las Vegas Sands Corp.
Second Quarter 2020 Results
Non-GAAP Measures

Within the company’s second quarter 2020 press release, the company makes reference to certain non-GAAP financial measures that supplement the company’s consolidated financial information prepared in accordance with GAAP including “adjusted net income/loss,” “adjusted earnings/loss per diluted share,” and “consolidated adjusted property EBITDA,” which have directly comparable GAAP financial measures along with “adjusted property EBITDA margin,” “hold-normalized adjusted property EBITDA,” “hold-normalized adjusted property EBITDA margin,” “hold-normalized adjusted net income/loss,” and “hold-normalized adjusted earnings/loss per diluted share.” The company believes these measures represent important internal measures of financial performance. Set forth in the financial schedules accompanying this release and presentations included on the company’s website are reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The non-GAAP financial measure disclosure by the company has limitations and should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP. The definitions of our non-GAAP financial measures and the specific reasons why the company’s management believes the presentation of the non-GAAP financial measures provides useful information to investors regarding the company’s financial condition, results of operations and cash flows are presented below.

The following non-GAAP financial measures are used by management, as well as industry analysts, to evaluate the company’s operations and operating performance. These non-GAAP financial measures are presented so investors have the same financial data management uses in evaluating financial performance with the belief it will assist the investment community in properly assessing the underlying financial performance of the company on a year-over-year and a quarter sequential basis.

Adjusted net income/loss, which is a non-GAAP financial measure, excludes certain nonrecurring corporate expenses, pre-opening expense, development expense, gain or loss on disposal or impairment of assets, loss on modification or early retirement of debt and other income or expense, attributable to Las Vegas Sands, net of income tax. Adjusted net income/loss and adjusted earnings/loss per diluted share are presented as supplemental disclosures as management believes they are (1) each widely used measures of performance by industry analysts and investors and (2) a principal basis for valuation of Integrated Resort companies, as these non-GAAP measures are considered by many as alternative measures on which to base expectations for future results. These measures also form the basis of certain internal management performance expectations.

Consolidated adjusted property EBITDA, which is a non-GAAP financial measure, is net income/loss before stock-based compensation expense, corporate expense, pre-opening expense, development expense, depreciation and amortization, amortization of leasehold interests in land, gain or loss on disposal or impairment of assets, interest, other income or expense, gain on sale of Sands Bethlehem, gain or loss on modification or early retirement of debt and income taxes. Management utilizes consolidated adjusted property EBITDA to compare the operating profitability of its operations with those of its competitors, as well as a basis for determining certain incentive compensation. Integrated Resort companies have historically reported adjusted property EBITDA as a supplemental performance measure to GAAP financial measures. In order to view the operations of their casinos on a more stand-alone basis, Integrated Resort companies, including Las Vegas Sands, have historically excluded certain expenses that do not relate to the management of specific properties, such as pre-opening expense, development expense and corporate expense, from their adjusted property EBITDA calculations. Consolidated adjusted property EBITDA should not be interpreted as an alternative to income/loss from operations (as an indicator of operating performance) or to cash flows from operations (as a measure of liquidity), in each case, as determined in accordance with GAAP. The company has significant uses of cash flow, including capital expenditures, dividend payments, interest payments, debt principal payments and income tax payments, which are not reflected in consolidated adjusted property EBITDA. Not all companies calculate adjusted property EBITDA in the same manner. As a result, consolidated adjusted property EBITDA as presented by Las Vegas Sands may not be directly comparable to similarly titled measures presented by other companies.

Hold-normalized adjusted property EBITDA, a supplemental non-GAAP financial measure, that, in addition to the aforementioned reasons for the presentation of consolidated adjusted property EBITDA, is presented to adjust for the impact of certain variances in table games’ win percentages, which can vary from period to period. Hold-normalized adjusted property EBITDA is based on applying a Rolling Chip win percentage of 3.30% to the Rolling Chip volume for the quarter if the actual win percentage is outside the expected range of 3.15% to 3.45% for our Macao and Singapore properties and applying a win percentage of 22.0% for Baccarat and 20.0% for non-Baccarat games to the respective table games drops for the quarter if the actual win percentages are outside the expected ranges of 18.0% to 26.0% for Baccarat and 16.0% to 24.0% for non-Baccarat at our Las Vegas properties. No hold adjustments were made for Sands Bethlehem. We do not present adjustments for Non-Rolling Chip drop for our table games play at our Macao and Singapore properties, nor for slots at any of our properties. Hold-normalized adjusted property EBITDA is also adjusted for the estimated gaming taxes, commissions paid, bad debt expense, discounts and other incentives that would have been incurred when applying the win percentages noted above to the respective gaming volumes. The hold-normalized adjusted property EBITDA measure presents a consistent measure for evaluating the operating performance of our properties from period to period.

Hold-normalized adjusted net income/loss and hold-normalized adjusted earnings/loss per diluted share are additional supplemental non-GAAP financial measures that, in addition to the aforementioned reasons for the presentation of adjusted net income/loss and adjusted earnings/loss per diluted share, are presented to adjust for the impact of certain variances in table games’ win percentages, which can vary from period to period.

The company may also present the above items on a constant currency basis. This information is a non-GAAP financial measure that is calculated by translating current quarter local currency amounts to U.S. dollars based on prior period exchange rates. These amounts are compared to the prior period to derive non-GAAP constant-currency growth/decline. Management considers non-GAAP constant-currency growth/decline to be a useful metric to investors and management as it allows a more direct comparison of current performance to historical performance.

The company also makes reference to adjusted property EBITDA margin and hold-normalized adjusted property EBITDA margin, which are calculated using the aforementioned non-GAAP financial measures.

Exhibit 1
Las Vegas Sands Corp. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Revenues:
Casino	$10	$2,361	$1,187	$5,022
Rooms	14	429	282	879
Food and beverage	12	224	151	456
Mall	42	166	145	326
Convention, retail and other	20	154	115	297
Net revenues	98	3,334	1,880	6,980
Operating expenses:
Resort operations	651	2,072	1,999	4,269
Corporate	53	51	112	203
Pre-opening	4	10	9	14
Development	9	4	15	9
Depreciation and amortization	285	289	575	590
Amortization of leasehold interests in land	13	14	27	23
Loss on disposal or impairment of assets	5	—	10	7
	1,020	2,440	2,747	5,115
Operating income (loss)	(922)	894	(867)	1,865
Other income (expense):
Interest income	4	17	17	37
Interest expense, net of amounts capitalized	(118)	(143)	(249)	(284)
Other income (expense)	(3)	20	34	(1)
Gain on sale of Sands Bethlehem	—	556	—	556
Income (loss) before income taxes	(1,039)	1,344	(1,065)	2,173
Income tax (expense) benefit	54	(236)	29	(321)
Net income (loss)	(985)	1,108	(1,036)	1,852
Net (income) loss attributable to noncontrolling interests	165	(154)	215	(316)
Net income (loss) attributable to Las Vegas Sands Corp.	$(820)	$954	$(821)	$1,536

Earnings (loss) per share:
Basic	$(1.07)	$1.24	$(1.07)	$1.99
Diluted	$(1.07)	$1.24	$(1.07)	$1.98

Weighted average shares outstanding:
Basic	764	772	764	773
Diluted	764	772	764	774

Dividends declared per common share	$—	$0.77	$0.79	$1.54

Exhibit 2
Las Vegas Sands Corp. and Subsidiaries
Net Revenues and Adjusted Property EBITDA
(In millions)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Net Revenues
The Venetian Macao	$28	$854	$343	$1,751
Sands Cotai Central	10	483	180	1,060
The Parisian Macao	(23)	414	118	868
The Plaza Macao and Four Seasons Hotel Macao	19	211	126	435
Sands Macao	7	155	76	307
Ferry Operations and Other	6	30	18	60
Macao Operations	47	2,147	861	4,481

Marina Bay Sands	23	688	635	1,455
Las Vegas Operating Properties	36	466	436	937
Sands Bethlehem(1)	—	90	—	227
Intersegment Eliminations	(8)	(57)	(52)	(120)
	$98	$3,334	$1,880	$6,980

Adjusted Property EBITDA
The Venetian Macao	$(97)	$336	$(48)	$697
Sands Cotai Central	(79)	165	(79)	377
The Parisian Macao	(81)	139	(84)	302
The Plaza Macao and Four Seasons Hotel Macao	(18)	83	10	168
Sands Macao	(31)	43	(32)	83
Ferry Operations and Other	(6)	(1)	(12)	(4)
Macao Operations	(312)	765	(245)	1,623

Marina Bay Sands	(113)	346	169	769
Las Vegas Operating Properties	(122)	136	(34)	274
Sands Bethlehem(1)	—	19	—	52
	$(547)	$1,266	$(110)	$2,718

Adjusted Property EBITDA as a Percentage of Net Revenues
The Venetian Macao	N.M.	39.3%	N.M.	39.8%
Sands Cotai Central	N.M.	34.2%	N.M.	35.6%
The Parisian Macao	N.M.	33.6%	N.M.	34.8%
The Plaza Macao and Four Seasons Hotel Macao	N.M.	39.3%	N.M.	38.6%
Sands Macao	N.M.	27.7%	N.M.	27.0%
Ferry Operations and Other	N.M.	(3.3)%	N.M.	(6.7)%
Macao Operations	N.M.	35.6%	N.M.	36.2%

Marina Bay Sands	N.M.	50.3%	N.M.	52.9%
Las Vegas Operating Properties	N.M.	29.2%	N.M.	29.2%
Sands Bethlehem(1)	—	21.1%	—	22.9%

Total	N.M.	38.0%	N.M.	38.9%
____________________

N.M.	Not Meaningful
(1)	The company completed the sale of Sands Bethlehem on May 31, 2019.

Exhibit 3
Las Vegas Sands Corp. and Subsidiaries
Non-GAAP Measure Reconciliation
(In millions)
(Unaudited)

The following is a reconciliation of Net Income (Loss) to Consolidated Adjusted Property EBITDA and Hold-Normalized Adjusted Property EBITDA:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Net income (loss)	$(985)	$1,108	$(1,036)	$1,852
Add (deduct):
Income tax expense (benefit)	(54)	236	(29)	321
Gain on sale of Sands Bethlehem	—	(556)	—	(556)
Other (income) expense	3	(20)	(34)	1
Interest expense, net of amounts capitalized	118	143	249	284
Interest income	(4)	(17)	(17)	(37)
Loss on disposal or impairment of assets	5	—	10	7
Amortization of leasehold interests in land	13	14	27	23
Depreciation and amortization	285	289	575	590
Development expense	9	4	15	9
Pre-opening expense	4	10	9	14
Stock-based compensation (1)	6	4	9	7
Corporate expense	53	51	112	203
Consolidated Adjusted Property EBITDA	$(547)	$1,266	$(110)	$2,718

Hold-normalized casino revenue (2)	55	69
Hold-normalized casino expense (2)	(22)	(13)
Consolidated Hold-Normalized Adjusted Property EBITDA	$(514)	$1,322
____________________

(1)
During the three months ended June 30, 2020 and 2019, the company recorded stock-based compensation expense of $7 million and $9 million, respectively, of which $1 million and $5 million, respectively, is included in corporate expense on the company’s condensed consolidated statements of operations. During the six months ended June 30, 2020 and 2019, the company recorded stock-based compensation expense of $14 million and $18 million, respectively, of which $5 million and $11 million, respectively, is included in corporate expense on the company’s condensed consolidated statements of operations.

(2)	See Exhibit 4.

Exhibit 4
Las Vegas Sands Corp. and Subsidiaries
Non-GAAP Measure Reconciliation
(In millions)
(Unaudited)

The following are reconciliations of Adjusted Property EBITDA to Hold-Normalized Adjusted Property EBITDA:

	Three Months Ended June 30, 2020

				Hold-Normalized
	Adjusted	Hold-Normalized	Hold-Normalized	Adjusted
	Property	Casino	Casino	Property
	EBITDA	Revenue (1)	Expense (2)	EBITDA
Macao Operations	$(312)	$47	$(20)	$(285)
Marina Bay Sands	(113)	2	(1)	(112)
Las Vegas Operating Properties	(122)	6	(1)	(117)
	$(547)	$55	$(22)	$(514)

	Three Months Ended June 30, 2019

				Hold-Normalized
	Adjusted	Hold-Normalized	Hold-Normalized	Adjusted
	Property	Casino	Casino	Property
	EBITDA	Revenue (1)	Expense (2)	EBITDA
Macao Operations	$765	$—	$—	$765
Marina Bay Sands	346	57	(11)	392
United States:
Las Vegas Operating Properties	136	12	(2)	146
Sands Bethlehem(3)	19	—	—	19
	$1,266	$69	$(13)	$1,322
____________________

(1)	For Macao Operations and Marina Bay Sands, this represents the estimated incremental casino revenue related to Rolling Chip volume play that would have been earned or lost had the company’s current period win percentage equaled 3.30%. This calculation will only be applied if the current period win percentage is outside the expected range of 3.15% to 3.45%. The prior year non-GAAP measurement for our Macao Operations and Marina Bay Sands has also been adjusted to conform to the current period presentation.

For the Las Vegas Operating Properties, this represents the estimated incremental casino revenue related to all table games play that would have been earned or lost had the company’s current period win percentage equaled 22.0% for Baccarat and 20.0% for non-Baccarat. This calculation will only be applied if the current period win percentages for Baccarat and non-Baccarat are outside the expected ranges of 18.0% to 26.0% and 16.0% to 24.0%, respectively.

For Sands Bethlehem, no adjustments have been made.

These amounts have been offset by the estimated commissions paid and discounts and other incentives rebated directly or indirectly to customers.
(2)	Represents the estimated incremental expenses (gaming taxes and bad debt expense) that would have been incurred or avoided on the incremental casino revenue calculated in (1) above.
(3)	The company completed the sale of Sands Bethlehem on May 31, 2019.

Exhibit 5
Las Vegas Sands Corp. and Subsidiaries
Non-GAAP Measure Reconciliation
(In millions, except per share data)
(Unaudited)

The following is a reconciliation of Net Income (Loss) Attributable to LVS to Adjusted Net Income (Loss) and Hold-Normalized Adjusted Net Income (Loss):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Net income (loss) attributable to LVS	$(820)	$954	$(821)	$1,536

Nonrecurring legal settlement	—	—	—	96
Pre-opening expense	4	10	9	14
Development expense	9	4	15	9
Loss on disposal or impairment of assets	5	—	10	7
Other (income) expense	3	(20)	(34)	1
Gain on sale of Sands Bethlehem	—	(556)	—	(556)
Income tax impact on net income adjustments (1)	(2)	159	(4)	157
Noncontrolling interest impact on net income adjustments	—	4	3	(1)
Adjusted net income (loss) attributable to LVS	$(801)	$555	$(822)	$1,263

Hold-normalized casino revenue (2)	55	69
Hold-normalized casino expense (2)	(22)	(13)
Income tax impact on hold adjustments (1)	(1)	(10)
Noncontrolling interest impact on hold adjustments	(8)	—
Hold-normalized adjusted net income (loss) attributable to LVS	$(777)	$601

The following is a reconciliation of Diluted Earnings (Loss) per Share to Adjusted Earnings (Loss) per Diluted Share and Hold-Normalized Adjusted Earnings (Loss) per Diluted Share:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Per diluted share of common stock:
Net income (loss) attributable to LVS	$(1.07)	$1.24	$(1.07)	$1.98

Nonrecurring legal settlement	—	—	—	0.12
Pre-opening expense	—	0.01	0.01	0.02
Development expense	0.01	0.01	0.02	0.01
Loss on disposal or impairment of assets	0.01	—	0.01	0.01
Other (income) expense	—	(0.03)	(0.04)	—
Gain on sale of Sands Bethlehem	—	(0.72)	—	(0.72)
Income tax impact on net income adjustments	—	0.20	(0.01)	0.21
Noncontrolling interest impact on net income adjustments	—	0.01	—	—
Adjusted earnings (loss) per diluted share	$(1.05)	$0.72	$(1.08)	$1.63

Hold-normalized casino revenue	0.07	0.09
Hold-normalized casino expense	(0.03)	(0.02)
Income tax impact on hold adjustments	—	(0.01)
Noncontrolling interest impact on hold adjustments	(0.01)	—
Hold-normalized adjusted earnings (loss) per diluted share	$(1.02)	$0.78

Weighted average diluted shares outstanding	764	772	764	774
____________________

(1)	The income tax impact for each adjustment is derived by applying the effective tax rate, including current and deferred income tax expense, based upon the jurisdiction and the nature of the adjustment.
(2)	See Exhibit 4.

Exhibit 6
Las Vegas Sands Corp. and Subsidiaries
Supplemental Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Casino Statistics:
The Venetian Macao:
Table games win per unit per day (1)	$95	$13,556	$3,077	$14,181
Slot machine win per unit per day (2)	$18	$294	$116	$288
Average number of table games	643	654	570	650
Average number of slot machines	864	1,696	1,079	1,723

Sands Cotai Central:
Table games win per unit per day (1)	$12	$11,119	$2,505	$12,696
Slot machine win per unit per day (2)	$9	$312	$150	$294
Average number of table games	347	381	328	383
Average number of slot machines	408	1,581	683	1,660

The Parisian Macao:
Table games win per unit per day (1)	$(850)	$13,715	$2,592	$14,551
Slot machine win per unit per day (2)	$17	$324	$117	$328
Average number of table games	299	321	268	321
Average number of slot machines	593	1,346	810	1,301

The Plaza Macao and Four Seasons Hotel Macao:
Table games win per unit per day (1)	$941	$20,112	$4,939	$21,322
Slot machine win per unit per day (2)	$1	$426	$116	$393
Average number of table games	173	117	149	118
Average number of slot machines	55	261	90	245

Sands Macao:
Table games win per unit per day (1)	$271	$8,061	$2,726	$7,910
Slot machine win per unit per day (2)	$62	$249	$114	$263
Average number of table games	185	198	168	199
Average number of slot machines	452	956	576	905

Marina Bay Sands:
Table games win per unit per day (1)	$2,636	$8,311	$7,833	$8,829
Slot machine win per unit per day (2)	$714	$797	$575	$793
Average number of table games	604	586	606	595
Average number of slot machines	984	2,250	2,295	2,280

Las Vegas Operating Properties:
Table games win per unit per day (1)	$2,087	$4,621	$4,715	$4,461
Slot machine win per unit per day (2)	$327	$349	$326	$340
Average number of table games	206	217	203	231
Average number of slot machines	1,260	1,874	1,772	1,876
____________________

Note:	These casino statistics exclude table games and slot machines shutdown due to social distancing measures or closure of the gaming facilities as a result of the COVID-19 pandemic. The Las Vegas Operating Properties were closed effective March 18, 2020, due to the statewide closure of non-essential services by the State of Nevada, and reopened on June 4, 2020. Marina Bay Sands was closed effective April 7, 2020, due to Singapore mandated government closures of all non-essential services. Gaming operations at our Macao properties remained in operation during this period.
(1)	Table games win per unit per day is shown before discounts, commissions, deferring revenue associated with the company’s loyalty programs and allocating casino revenues related to goods and services provided to patrons on a complimentary basis.
(2)	Slot machine win per unit per day is shown before deferring revenue associated with the company’s loyalty programs and allocating casino revenues related to goods and services provided to patrons on a complimentary basis.

Exhibit 7
Las Vegas Sands Corp. and Subsidiaries
Supplemental Data
(Unaudited)

	Three Months Ended
The Venetian Macao	June 30,
(Dollars in millions)	2020	2019	$ Change	Change
Revenues:
Casino	$5	$698	$(693)	(99.3)%
Rooms	1	53	(52)	(98.1)%
Food and Beverage	1	17	(16)	(94.1)%
Mall	18	62	(44)	(71.0)%
Convention, Retail and Other	3	24	(21)	(87.5)%
Net Revenues	$28	$854	$(826)	(96.7)%

Adjusted Property EBITDA	$(97)	$336	$(433)	(128.9)%
EBITDA Margin %	N.M.	39.3%

Gaming Statistics
(Dollars in millions)

Rolling Chip Volume	$108	$6,444	$(6,336)	(98.3)%
Rolling Chip Win %(1)	1.48%	3.53%		(2.05)	pts

Non-Rolling Chip Drop	$16	$2,346	$(2,330)	(99.3)%
Non-Rolling Chip Win %	24.8%	24.7%		0.1	pts

Slot Handle	$58	$1,021	$(963)	(94.3)%
Slot Hold %	2.5%	4.4%		(1.9)	pts

Hotel Statistics

Occupancy %	2.1%	93.9%		(91.8)	pts
Average Daily Rate (ADR)	$220	$221	$(1)	(0.5)%
Revenue per Available Room (RevPAR)	$5	$208	$(203)	(97.6)%
____________________

N.M.	Not Meaningful
Note:	Due to social distancing measures and travel restrictions as a result of the COVID-19 pandemic, the property operated at a reduced capacity, with some operations temporarily closed. Rooms being utilized to house team members due to travel restrictions were excluded from the calculation of hotel statistics above.
(1)	This compares to our expected Rolling Chip win percentage of 3.15% to 3.45% (calculated before discounts, commissions, deferring revenue associated with the company’s loyalty programs and allocating casino revenues related to goods and services provided to patrons on a complimentary basis).

Las Vegas Sands Corp. and Subsidiaries
Supplemental Data
(Unaudited)

	Three Months Ended
Sands Cotai Central	June 30,
(Dollars in millions)	2020	2019	$ Change	Change
Revenues:
Casino	$1	$358	$(357)	(99.7)%
Rooms	—	77	(77)	(100.0)%
Food and Beverage	1	24	(23)	(95.8)%
Mall	7	16	(9)	(56.3)%
Convention, Retail and Other	1	8	(7)	(87.5)%
Net Revenues	$10	$483	$(473)	(97.9)%

Adjusted Property EBITDA	$(79)	$165	$(244)	(147.9)%
EBITDA Margin %	N.M.	34.2%

Gaming Statistics
(Dollars in millions)

Rolling Chip Volume	$—	$1,272	$(1,272)	(100.0)%
Rolling Chip Win %(1)	—%	2.56%		(2.56)	pts

Non-Rolling Chip Drop	$6	$1,627	$(1,621)	(99.6)%
Non-Rolling Chip Win %	6.9%	21.7%		(14.8)	pts

Slot Handle	$11	$1,014	$(1,003)	(98.9)%
Slot Hold %	3.3%	4.4%		(1.1)	pts

Hotel Statistics

Occupancy %	1.1%	94.8%		(93.7)	pts
Average Daily Rate (ADR)	$144	$155	$(11)	(7.1)%
Revenue per Available Room (RevPAR)	$2	$147	$(145)	(98.6)%
____________________

N.M.	Not Meaningful
Note:	Due to social distancing measures and travel restrictions as a result of the COVID-19 pandemic, the property operated at a reduced capacity, with some operations temporarily closed. Rooms being utilized for government quarantine purposes and to provide lodging for team members due to travel restrictions, as well as the hotel tower consisting of rooms under the Conrad brand that remained closed for a portion of the quarter, were excluded from the calculation of hotel statistics above.
(1)	This compares to our expected Rolling Chip win percentage of 3.15% to 3.45% (calculated before discounts, commissions, deferring revenue associated with the company’s loyalty programs and allocating casino revenues related to goods and services provided to patrons on a complimentary basis).

Las Vegas Sands Corp. and Subsidiaries
Supplemental Data
(Unaudited)

	Three Months Ended
The Parisian Macao	June 30,
(Dollars in millions)	2020	2019	$ Change	Change
Revenues:
Casino	$(30)	$343	$(373)	(108.7)%
Rooms	1	32	(31)	(96.9)%
Food and Beverage	1	17	(16)	(94.1)%
Mall	4	15	(11)	(73.3)%
Convention, Retail and Other	1	7	(6)	(85.7)%
Net Revenues	$(23)	$414	$(437)	(105.6)%

Adjusted Property EBITDA	$(81)	$139	$(220)	(158.3)%
EBITDA Margin %	N.M.	33.6%

Gaming Statistics
(Dollars in millions)

Rolling Chip Volume	$382	$4,146	$(3,764)	(90.8)%
Rolling Chip Win %(1)	(6.40)%	3.39%		(9.79)	pts

Non-Rolling Chip Drop	$6	$1,136	$(1,130)	(99.5)%
Non-Rolling Chip Win %	20.4%	22.9%		(2.5)	pts

Slot Handle	$19	$1,016	$(997)	(98.1)%
Slot Hold %	4.7%	3.9%		0.8	pts

Hotel Statistics

Occupancy %	3.5%	95.8%		(92.3)	pts
Average Daily Rate (ADR)	$148	$157	$(9)	(5.7)%
Revenue per Available Room (RevPAR)	$5	$150	$(145)	(96.7)%
____________________

N.M.	Not Meaningful
Note:	Due to social distancing measures and travel restrictions as a result of the COVID-19 pandemic, the property operated at a reduced capacity, with some operations temporarily closed. Rooms being utilized to house team members due to travel restrictions were excluded from the calculation of hotel statistics above.
(1)	This compares to our expected Rolling Chip win percentage of 3.15% to 3.45% (calculated before discounts, commissions, deferring revenue associated with the company’s loyalty programs and allocating casino revenues related to goods and services provided to patrons on a complimentary basis).

Las Vegas Sands Corp. and Subsidiaries
Supplemental Data
(Unaudited)

	Three Months Ended
The Plaza Macao and Four Seasons Hotel Macao	June 30,
(Dollars in millions)	2020	2019	$ Change	Change
Revenues:
Casino	$8	$162	$(154)	(95.1)%
Rooms	1	10	(9)	(90.0)%
Food and Beverage	1	7	(6)	(85.7)%
Mall	9	31	(22)	(71.0)%
Convention, Retail and Other	—	1	(1)	(100.0)%
Net Revenues	$19	$211	$(192)	(91.0)%

Adjusted Property EBITDA	$(18)	$83	$(101)	(121.7)%
EBITDA Margin %	N.M.	39.3%

Gaming Statistics
(Dollars in millions)

Rolling Chip Volume	$563	$3,238	$(2,675)	(82.6)%
Rolling Chip Win %(1)	2.42%	4.19%		(1.77)	pts

Non-Rolling Chip Drop	$19	$331	$(312)	(94.3)%
Non-Rolling Chip Win %	6.5%	23.5%		(17.0)	pts

Slot Handle	$—	$132	$(132)	(100.0)%
Slot Hold %	—%	7.7%		(7.7)	pts

Hotel Statistics

Occupancy %	6.2%	89.9%		(83.7)	pts
Average Daily Rate (ADR)	$358	$335	$23	6.9%
Revenue per Available Room (RevPAR)	$22	$301	$(279)	(92.7)%
____________________

N.M.	Not Meaningful
Note:	Due to social distancing measures and travel restrictions as a result of the COVID-19 pandemic, the property operated at a reduced capacity, with some operations temporarily closed. Rooms being utilized to house team members due to travel restrictions were excluded from the calculation of hotel statistics above.
(1)	This compares to our expected Rolling Chip win percentage of 3.15% to 3.45% (calculated before discounts, commissions, deferring revenue associated with the company’s loyalty programs and allocating casino revenues related to goods and services provided to patrons on a complimentary basis).

Las Vegas Sands Corp. and Subsidiaries
Supplemental Data
(Unaudited)

	Three Months Ended
Sands Macao	June 30,
(Dollars in millions)	2020	2019	$ Change	Change
Revenues:
Casino	$5	$141	$(136)	(96.5)%
Rooms	1	5	(4)	(80.0)%
Food and Beverage	—	7	(7)	(100.0)%
Mall	1	1	—	—%
Convention, Retail and Other	—	1	(1)	(100.0)%
Net Revenues	$7	$155	$(148)	(95.5)%

Adjusted Property EBITDA	$(31)	$43	$(74)	(172.1)%
EBITDA Margin %	N.M.	27.7%

Gaming Statistics
(Dollars in millions)

Rolling Chip Volume	$219	$1,261	$(1,042)	(82.6)%
Rolling Chip Win %(1)	0.78%	1.90%		(1.12)	pts

Non-Rolling Chip Drop	$28	$699	$(671)	(96.0)%
Non-Rolling Chip Win %	10.2%	17.3%		(7.1)	pts

Slot Handle	$77	$691	$(614)	(88.9)%
Slot Hold %	3.3%	3.1%		0.2	pts

Hotel Statistics

Occupancy %	10.6%	99.5%		(88.9)	pts
Average Daily Rate (ADR)	$153	$170	$(17)	(10.0)%
Revenue per Available Room (RevPAR)	$16	$169	$(153)	(90.5)%
____________________

N.M.	Not Meaningful
Note:	Due to social distancing measures and travel restrictions as a result of the COVID-19 pandemic, the property operated at a reduced capacity, with some operations temporarily closed. Rooms being utilized to house team members due to travel restrictions were excluded from the calculation of hotel statistics above.
(1)	This compares to our expected Rolling Chip win percentage of 3.15% to 3.45% (calculated before discounts, commissions, deferring revenue associated with the company’s loyalty programs and allocating casino revenues related to goods and services provided to patrons on a complimentary basis).

Las Vegas Sands Corp. and Subsidiaries
Supplemental Data
(Unaudited)

	Three Months Ended
Marina Bay Sands	June 30,
(Dollars in millions)	2020	2019	$ Change	Change
Revenues:
Casino	$7	$468	$(461)	(98.5)%
Rooms	1	93	(92)	(98.9)%
Food and Beverage	2	58	(56)	(96.6)%
Mall	3	42	(39)	(92.9)%
Convention, Retail and Other	10	27	(17)	(63.0)%
Net Revenues	$23	$688	$(665)	(96.7)%

Adjusted Property EBITDA	$(113)	$346	$(459)	(132.7)%
EBITDA Margin %	N.M.	50.3%

Gaming Statistics
(Dollars in millions)

Rolling Chip Volume	$122	$7,195	$(7,073)	(98.3)%
Rolling Chip Win %(1)	1.91%	2.49%		(0.58)	pts

Non-Rolling Chip Drop	$25	$1,201	$(1,176)	(97.9)%
Non-Rolling Chip Win %	22.2%	22.0%		0.2	pts

Slot Handle	$94	$3,675	$(3,581)	(97.4)%
Slot Hold %	3.7%	4.4%		(0.7)	pts

Hotel Statistics

Occupancy %	40.2%	97.2%		(57.0)	pts
Average Daily Rate (ADR)	$328	$420	$(92)	(21.9)%
Revenue per Available Room (RevPAR)	$132	$408	$(276)	(67.6)%
____________________

N.M.	Not Meaningful
Note:	Due to government mandated closure of non-essential services as a result of the COVID-19 pandemic, the property closed effective April 7, 2020. Certain retail and restaurant operations resumed on June 19, 2020, but at a reduced capacity due to social distancing measures. Gaming operations resumed on July 1, 2020, but also at a reduced capacity. Rooms utilized for government quarantine purposes were excluded from the calculation of hotel statistics above.
(1)	This compares to our expected Rolling Chip win percentage of 3.15% to 3.45% (calculated before discounts, commissions, deferring revenue associated with the company’s loyalty programs and allocating casino revenues related to goods and services provided to patrons on a complimentary basis).

Las Vegas Sands Corp. and Subsidiaries
Supplemental Data
(Unaudited)

	Three Months Ended
Las Vegas Operating Properties	June 30,
(Dollars in millions)	2020	2019	$ Change	Change
Revenues:
Casino	$14	$112	$(98)	(87.5)%
Rooms	9	156	(147)	(94.2)%
Food and Beverage	6	90	(84)	(93.3)%
Convention, Retail and Other	7	108	(101)	(93.5)%
Net Revenues	$36	$466	$(430)	(92.3)%

Adjusted Property EBITDA	$(122)	$136	$(258)	(189.7)%
EBITDA Margin %	N.M.	29.2%

Gaming Statistics
(Dollars in millions)

Table Games Drop	$99	$514	$(415)	(80.7)%
Table Games Win %(1)	11.8%	17.8%		(6.0)	pts

Slot Handle	$192	$712	$(520)	(73.0)%
Slot Hold %	5.8%	8.4%		(2.6)	pts

Hotel Statistics

Occupancy %	33.5%	97.2%		(63.7)	pts
Average Daily Rate (ADR)	$162	$251	$(89)	(35.5)%
Revenue per Available Room (RevPAR)	$54	$244	$(190)	(77.9)%
____________________

N.M.	Not Meaningful
Note:	Due to the statewide closure of non-essential services by the State of Nevada as a result of the COVID-19 pandemic, the property closed on March 18, 2020. The property resumed operations on June 4, 2020, at a reduced capacity with some operations temporarily closed due to social distancing measures. Rooms within the property’s Venezia tower that remained closed were excluded from the calculation of hotel statistics above.
(1)	This compares to our expected Baccarat win percentage of 18.0% to 26.0% and our expected non-Baccarat win percentage of 16.0% to 24.0% (calculated before discounts).

Las Vegas Sands Corp. and Subsidiaries
Supplemental Data - Asian Retail Mall Operations
(Unaudited)

	For the Three Months Ended June 30, 2020					TTM June 30, 2020
(Dollars in millions except per square foot data)	Gross Revenue(1)	Operating Profit	Operating Profit Margin	Gross Leasable Area (sq. ft.)	Occupancy % at End of Period	Tenant Sales Per Sq. Ft.(2)
Shoppes at Venetian	$18	$14	77.8%	812,934	85.6%	$1,224

Shoppes at Four Seasons
Luxury Retail	6	5	83.3%	125,466	100.0%	4,756
Other Stores	3	3	100.0%	116,959	88.7%	1,924
Total	9	8	88.9%	242,425	94.6%	3,775

Shoppes at Cotai Central(3)	7	5	71.4%	525,497	87.6%	603

Shoppes at Parisian	4	2	50.0%	295,963	86.8%	561

Total Cotai Strip in Macao	38	29	76.3%	1,876,819	87.5%	1,279

The Shoppes at Marina Bay Sands	3	1	33.3%	593,756	95.3%	1,500

Total	$41	$30	73.2%	2,470,575	89.4%	$1,335
____________________

Note:
This table excludes the results of our mall operations at Sands Macao. As a result of the COVID-19 pandemic, tenants were provided rent concessions of $78 million at our Macao properties and $33 million at Marina Bay Sands.

(1)	Gross revenue figures are net of intersegment revenue eliminations.
(2)	Tenant sales per square foot reflect sales from tenants only after the tenant has been open for a period of 12 months.
(3)	The Shoppes at Cotai Central will feature up to an estimated 600,000 square feet of gross leasable area at completion of all phases of Sands Cotai Central’s renovation, rebranding and expansion to The Londoner Macao.